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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 2000 relating to the financial statements of Borders Group, Inc., which appears in Borders Group, Inc.'s Annual Report on Form 10-K for the year ended January 28, 2001.


/s/ PricewaterhouseCoopers LLP



Bloomfield Hills, MI
June 12, 2001